                                                                    EXHIBIT 99.1

                             Healthcare Realty Trust
                           Investor Slide Presentation



       The Company directs interested parties to its Internet page site, www.healthcarerealty.com, where material information is posted regarding this presentation and the Company's operations as of September 30, 2003.
     Please contact the Company at (615) 269-8175 to request a printed copy of this information. In addition to the historical information contained within, the matters discussed in this presentation may contain forward-looking statements that involve risks and uncertainties. These risks are discussed in a
     10-K filed with the SEC by Healthcare Realty Trust for the year ended December 31, 2002. Forward-looking statements represent the Company's judgment as of the date of this presentation. The Company disclaims any obligation to update forward-looking material.

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                                CORPORATE PROFILE

    -- Integrated Real Estate Company Focused on Owning, Managing and Developing Income-Producing Real Estate Properties Associated With the Delivery of Healthcare Services

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                                CORPORATE PROFILE
o   Strategy

    --  Provide Integrated Real Estate Solutions

    --  Concentrate on Outpatient Healthcare Facilities

    --  Focus on Long-Term Relationships

o   Internal & External Growth Capabilities

o   Client, Geographic & Property Type Diversification

o   Strong Capital Structure with Conservative Leverage

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                             PERFORMANCE HIGHLIGHTS

o   $1.7 Billion in Total Investments and Commitments

o   220 Owned Properties and Mortgages, 11.6 Million Square Feet

o   4.8 Million Square Feet Managed

o   4.0% Average FFO Per Share Historical Growth

o   38.7% Debt to Book Capitalization, Ranked 6th in Financial Flexibility

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                                    STRATEGY

o   Differentiation

       --   Integrate Related Real Estate Services and Capital

       --   Not A Finance Company

o   Added Value

       --   Maximize Return on Assets

       --   Mitigate Issues Related to Fraud & Abuse Statutes

       --   Control Operating Expenses

o   Clients

       --   Partnerships...Aligned, Long-Term Incentives

       --   Foster Additional Investments Over Time

       --   Publicly-Traded or Investment Grade

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                                    STRATEGY
o   Markets

       --   Invest with Leading Providers in Growth Markets

       --   Geographic Diversification

o   Facilities

       --   Emphasize Real Estate Fundamentals

       --   Focus on Growth Sectors - Ancillary and Outpatient

       --   Location, Location, Location

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                           INVESTMENT BY FACILITY TYPE

o Graphic Omitted: See Investor Presentation or Supplemental Data Report as of 9/30/03 for additional information located on the Company's website, www.healthcarerealty.com.

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                             INVESTMENT BY PROVIDER

o Graphic Omitted: See Investor Presentation or Supplemental Data Report as of 9/30/03 for additional information located on the Company's website, www.healthcarerealty.com.

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                               INVESTMENT BY STATE

o Chart and Map Omitted: See Investor Presentation or Supplemental Data Report as of 9/30/03 for additional information located on the Company's website, www.healthcarerealty.com.

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                               HEALTHCARE OVERVIEW

o   Healthcare Industry Fundamentals Remain Favorable

       --   Positive Commercial Pricing Offsetting Low Volume Growth

       --   Moderating Cost Pressures

       --   Higher Reimbursement in 2003 and 2004

o Stable Operating Environment and Improved Funding Outlook for Senior Living Facilities

o   Continued Emphasis on Outpatient and Lower-Cost Settings

o   Capital Needs Heighten Use of Alternative Sources of Capital

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                               HEALTHCARE OVERVIEW

o   Graphic Omitted: Inpatient Admissions per Thousand from 1950 to 2001

--  Source: American Hospital Association, Hospital Statistics  2003.

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                               HEALTHCARE OVERVIEW

o   Graphic Omitted: Inpatient Days vs. Outpatient Visits from 1983 to 2001

--  Source: American Hospital Association, Hospital Statistics  2003.

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                               HEALTHCARE OVERVIEW

o   Graphic Omitted: National Healthcare Spending in 2001

-- Source: Centers for Medicare and Medicaid Services, Office of the Actuary, National Health Statistics Group, January 2003.

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                                  GROWTH PLANS

o   Selective Acquisitions to Build Core Relationships

o   Large Investment Volume Limited by Rate Environment

o   Emphasis on Existing Portfolio Performance

o   Property Management and Services Opportunities

o   Build-to-Suit Development Pipeline

o   Cross-Selling of Services

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                              GROWTH OPPORTUNITIES
o   Existing Relationships

    --   Additional Investments

    --   Management Services Expansion

o   VHA Inc. Business Partnership

    --   2,200 Not-for-Profit Health Systems

o   Not-for-Profit Healthcare Sector

    --   Strong Fundamentals

    --   91% of Rated Hospitals are Investment Grade

o   Healthcare Industry Size

    --   836,000 Physicians

    --   3,800 Privately-Owned Hospitals, 80% Not-for-Profit

    --   $18 Billion Healthcare Construction Expenditures

    --   $500 Billion in Healthcare Real Estate

o   Healthcare Industry Capital Demands

    --   Balance Sheet Focus

    --   Margin Pressures

    --   Clinical Mission

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                                CAPITAL STRUCTURE

o   Strong Balance Sheet

o   Debt to Book Capitalization 38.7%

o   $300 Million 8.125% Senior Notes Due 2011

o   $300 Million Unsecured Credit Facility Due 2006

o   $70 Million in Senior Notes Due 2006

o Senior Notes Rated "Baa3" by Moody's, "BBB-" by Standard and Poor's, and "BBB" by Fitch Ratings (Information as of 9/30/03)

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                            INVESTMENTS & COMMITMENTS

o Graphic Omitted: Total investments & commitments from 1995 to 2002. See the Company's financial reports for additional information.

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                                    REVENUES

o Graphic Omitted: Total annual revenues from 1995 to 2002. See the Company's financial reports for additional information.

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                         FUNDS FROM OPERATIONS - DILUTED

o Graphic Omitted: Total funds from operations from 1995 to 2002. See the Company's financial reports for additional information.

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                               DIVIDENDS PER SHARE

o Graphic Omitted: Quarterly dividends per common share from third quarter 1999 to third quarter 2003. See the Company's financial reports for additional information.

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                                     SUMMARY
o   Healthcare is a Large, Vital and Profitable Industry

    --   Expanding Sectors of Healthcare Industry

    --   Growth Markets with Prominent Clients

o   Distinct Competitive Advantages

    --   Integrated Real Estate Services and Capital

    --   Well-Defined, Differentiated Strategy

    --   Innovative Transaction Structures

    --   Extensive Experience and Client Relationships

    --   Management Expertise

o   Low Leverage and Strong Balance Sheet

o   Cash Flow and Dividend Growth